[TEXAS GAS TRANSMISSION LOGO]

P.O. BOX 20008-3800 FREDERICA STREET
OWENSBORO, KENTUCKY 42304
TEL. (502) 926-8686


                                                                 June 18, 1997


Mr. Scott Harwell
Union Pacific Fuels, Inc.
801 Cherry Street
Fort Worth, Texas 76102

Dear Scott:

         Texas Gas Transmission Corporation (Texas Gas) has reviewed Union Pacific Fuels, Inc.'s (Union Pacific) request for a discounted transportation rate for the time period listed below. Accordingly, Texas Gas is willing to offer Union Pacific the following discount:

Contract Number:        T11378
Rate Schedule:          FT
Contract Demand:        90,000 MMBtu per day, Winter and Summer
Time Period:            November 1, 1997 through October 31, 2008
Receipt Points:         Zone SL and Zone 1 receipt points
Delivery Point:         Lebanon-Columbia, Meter No. 1715; Lebanon-Congas,
                        Meter No. 1247; Lebanon-Texas Eastern, Meter No. 1859
Total Monthly Charges:  Union Pacific shall pay each month, $0.23 times its firm daily contract demand of 90,000 MMBtu times the number of days in the month. Union Pacific shall also pay each month the Maximum rate as filed with FERC for all commodity charges. Such rates shall include all surcharges currently applicable or that may become applicable during the term of the firm transportation agreement. Union Pacific also agrees to pay the applicable fuel retention.

                        Additionally, Texas Gas shall have the right to adjust the discounted demand rate set forth above to reflect any adjustments to its rates due to changes in rate design methodology (i.e. seasonal rate shift) or any other regulatory event so that the annual demand revenue requirement of Union Pacific remains the same. Such adjustment will be accomplished in a manner mutually acceptable to Union Pacific and Texas Gas and in no event shall the annual demand revenue responsibility of Union Pacific be increased as a result of such adjustment.

Union Pacific Fuels, Inc.
June 18, 1997
Page 2

         If Union Pacific is agreeable to this discount, please sign and return this original Letter Agreement to Texas Gas, along with the firm transportation agreement between Texas Gas and Union Pacific dated June 18, 1997, to indicate your acceptance of this discount. If any changes are made, please initial and forward both originals to Texas Gas.

                                   Very truly yours,

                                   TEXAS GAS TRANSMISSION CORPORATION

                                   By    /s/
                                      ----------------------------------------
                                   Title    Vice President
                                         -------------------------------------


Accepted and Agreed to this 17th day of July, 1997

UNION PACIFIC FUELS, INC.

By       /s/ Mark A. Borer
   --------------------------------
Title    Vice President
      -----------------------------

                         GAS TRANSPORTATION AGREEMENT

                                    BETWEEN

                      TEXAS GAS TRANSMISSION CORPORATION

                                      AND

                           UNION PACIFIC FUELS, INC.

                              DATED JUNE 18,1997

                                     INDEX

                                                           PAGE NO.
                                                           --------

ARTICLE I       Definitions                                      1
ARTICLE II      Transportation Service                           1
ARTICLE III     Scheduling                                       2
ARTICLE IV      Points of Receipt and Delivery                   2
ARTICLE V       Term of Agreement                                3
ARTICLE VI      Point(s) of Measurement                          3
ARTICLE VII     Facilities                                       3
ARTICLE VIII    Rates and Charges                                3
ARTICLE IX      Miscellaneous                                    4

                EXHIBIT "A"
                FIRM POINT(S) OF RECEIPT

                EXHIBIT "A-I"
                SECONDARY POINT(S) OF RECEIPT

                EXHIBIT "B"
                FIRM POINT(S) OF DELIVERY

                EXHIBIT "C"
                SUPPLY LATERAL CAPACITY

                STANDARD FACILITIES KEY

                         FIRM TRANSPORTATION AGREEMENT

         THIS AGREEMENT, made and entered into this 18th day of June, 1997, by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Union Pacific Fuels, Inc., a Delaware corporation, hereinafter referred to as "Customer,"

                                  WITNESSETH:

         WHEREAS, Customer has natural gas which it desires Texas Gas to move through its existing facilities; and

         WHEREAS, Texas Gas has the ability in its pipeline system to move natural gas for the account of Customer; and

         WHEREAS, Customer desires that Texas Gas transport such natural gas for the account of Customer; and

         WHEREAS, Customer and Texas Gas are of the opinion that the transaction referred to above falls within the provisions of Section 284.223 of Subpart G of Part 284 of the Federal Energy Regulatory Commission's (Commission) regulations and the blanket certificate issued to Texas Gas in Docket No. CP88-686-000, and can be accomplished without the prior approval of the Commission;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I

Definitions

1.1 Definition of Terms of the General Terms and Conditions of Texas Gas's FERC Gas Tariff on file with the Commission is hereby incorporated by reference and made a part of this Agreement.

                                   ARTICLE II

Transportation Service

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, Gas for Transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, Equivalent Quantities of Gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to 90,000 MMBtu per day, which shall be Customer's Firm Transportation Contract Demand, and up to 13,590,000 MMBtu during the winter season, and up to 19,260,000 MMBtu during the summer season, which shall be Customer's Seasonal Quantity Levels.


2.2 Customer shall reimburse Texas Gas for the Quantity of Gas required for fuel, company use, and unaccounted for associated with the transportation service hereunder in accordance with Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. The applicable fuel retention percentage(s) is shown on Exhibit "A". Texas Gas may adjust the fuel retention percentage as operating circumstances warrant; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days written notice before changing such percentage.

2.3 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of the Transportation Contract Demand.

2.4 In order to protect its system, the delivery of gas to its customers and/or the safety of its operations, Texas Gas shall have the right to vent excess natural gas delivered to Texas Gas by Customer or Customer's supplier(s) in that part of its system utilized to transport gas received hereunder. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier(s) in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's supplier(s) in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

2.5 Any gas imbalance between receipts and deliveries of gas, less fuel and PVR adjustments, if applicable, shall be cleared each month in accordance with
Section 17 of the General Terms and Conditions in Texas Gas's FERC Gas Tariff. Any imbalance remaining at the termination of this Agreement shall also be cashed-out as provided herein.

                                  ARTICLE III

Scheduling

3.1 Customer shall nominate, confirm and/or schedule service under this Agreement in a manner consistent with Section 26 "Nomination, Confirmation and Scheduling of Services" of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

3.2 Customer shall give Texas Gas, after the first of the month, at least twenty-four (24) hours notice prior to the commencement of any day in which Customer desires to change the quantity(ies) of gas it has scheduled to be delivered to Texas Gas at the Point(s) of Receipt. Texas Gas agrees to waive this 24-hour prior notice and implement nomination changes requested by Customer to commence in such lesser time frame subject to Texas Gas's being able to confirm and verify such nomination change at both Receipt and Delivery Points, and receive PDAs reflecting this nomination change at both Receipt and

Delivery Points. Texas Gas will use its best efforts to make the nomination change effective at the time requested by Customer; however, if Texas Gas is unable to do so, the nomination change will be implemented as soon as confirmation is received.

                                   ARTICLE IV

Points of Receipt, Delivery, and Supply Lateral Allocation

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE V

Term of Agreement

5.1 This Agreement shall become effective upon its execution and remain in full force and effect for a primary term beginning November 1, 1997, (with the rates and charges described in Article VIII becoming effective on that date) and extending for a period of eleven years from that date, or through October 31, 2008; with extensions of one year at the end of the primary term and each additional term thereafter unless written notice is given at least three hundred sixty-five (365) days prior to the end of such term by either party.

                                  ARTICLE VI

Point(s) of Measurement

6.1 The gas shall be delivered by Customer to Texas Gas and redelivered by Texas Gas to Customer at the Point(s) of Receipt and Delivery hereunder.

6.2 The gas shall be measured or caused to be measured by Customer and/or Texas Gas at the Point(s) of Measurement which shall be as specified in Exhibits "A", "A-I", and "B" herein. In the event of a line loss or leak between the Point of Measurement and the Point of Receipt, the loss shall be determined in accordance with the methods described contained in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of First Revised Volume No. 1 of Texas Gas's FERC Gas Tariff.


                                  ARTICLE VII


7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of Receipt, Point(s) of Delivery, and Point(s) of Measurement shall be installed, owned, and operated as specified in Exhibits "A", "A-I", and "B" herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3, 1.4, and 1.5 of Texas Gas's FT Rate Schedule. Customer shall only be responsible for the installed cost of any new facilities described in this
Section if agreed to in writing between Texas Gas and Customer.

                                  ARTICLE VIII

Rates and Charges

8.1 Each month, Customer shall pay Texas Gas for the service hereunder an amount determined in accordance with Section 5 of Texas Gas's FT Rate Schedule contained in Texas Gas's FERC Gas Tariff, which Rate Schedule is by reference made a part of this Agreement. The maximum rates for such service consist of a monthly reservation charge multiplied by Customer's firm transportation demand as specified in Section 2.1 herein. The reservation charge shall be billed as of the effective date of this Agreement. In addition to the monthly reservation charge, Customer agrees to pay Texas Gas each month the maximum commodity charge up to Customer's Transportation Contract Demand. For any quantities delivered by Texas Gas in excess of Customer's Transportation Contract Demand, Customer agrees to pay the maximum FT overrun commodity charge. In addition, Customer agrees to pay:

(a) Texas Gas's Fuel Retention percentage(s); provided, however, that subject to Commission approval Customer shall be credited for any fuel furnished by

        Customer under any separate firm transportation agreement between Texas Gas and Customer which Customer uses to transport gas to the Point(s) of Receipt hereunder for further transportation under this agreement.

(b) The currently effective GRI funding unit, if applicable, the currently effective FERC Annual Charge Adjustment unit charge (ACA), the currently effective Take-or-Pay surcharge, or any other then currently effective surcharges, including but not limited to Order 636 Transition Costs.

If Texas Gas declares force majeure which renders it unable to perform service herein, then Customer shall be relieved of its obligation to pay demand charges for that part of its FT Contract Demand affected by such force majeure event until the force majeure event is remedied.


Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 10 of this Tariff. If Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Receipt or Delivery for transportation service herein, Customer will continue to pay the monthly reservation charges as described in Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is received and redelivered up to Customer's Transportation Contract Demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's winter season or summer season Transportation Contract Demand. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Rate Schedule FT, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all filing fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in Section 24 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                  ARTICLE IX

Miscellaneous

9.1 Texas Gas's Transportation Service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

9.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                                   Texas Gas

                Texas Gas Transmission Corporation
                3800 Frederica Street
                Post Office Box 20008
                Owensboro, Kentucky 42304

Attention:      Gas Revenue Accounting (Billings and Statements)
                Marketing Administration (Other Matters)
                Gas Transportation and Capacity Allocation (Nominations)
                Fax (502) 688-6817

                                   Customer

                Union Pacific Fuels, Inc.
                801 Cherry Street
                Fort Worth, Texas 76102

Attention:      Mr. Scott Harwell (Notices and Customer Services)
                Mr. Al Shields (Scheduling/Confirmations)
                Mr. Dick Graham (Invoices and Statements)

The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's tariff.

9.3 This Agreement shall be governed by the laws of the State of Kentucky.

9.4 Each party agrees to file timely all statements, notices, and petitions required under the Commission's Regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this Transportation Agreement.

9.5 All terms and conditions of Rate Schedule FT and the attached Exhibits "A", "A-I", "B", and "C" are hereby incorporated to and made a part of this Agreement.


9.6 This contract shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

9.7 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require consent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

9.8 This Agreement insofar as it is affected thereby, is subject to all valid rules, regulations, and orders of all governmental authorities having jurisdiction.

9.9 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, on the day and year first above written.

ATTEST:                                 TEXAS GAS TRANSMISSION CORPORATION

/s/                                     By /s/
-------------------------------         ---------------------------------------
Asst. Secretary                         Vice President


WITNESSES:                              UNION PACIFIC FUELS, INC.

/s/                                     By /s/
-------------------------------         ---------------------------------------
Asst. Secretary                         Vice President



/s/
-------------------------------         ---------------------------------------



Date of Execution by Customer:


-------------------------------

                                  EXHIBIT "A-I"
                         SECONDARY POINT(S) OF RECEIPT



                                      TGT
                                     Meter
Lateral   Segment          Zone       No.      DRN             Supply Point
--------------------------------------------------------------------------------
NORTH LOUISIANA
     Carthage-Haughton       1        2102    152451      Champlin
                             1        9805     43386      Delhi
                             1        9051      7148      Grigsby
                             1        8116     42473      Texas Eastern-Sligo
                             1        9884     49099      Valero-Carthage

     Haughton-Sharon         1        8003     43390      Barksdale
                             1        2455     38387      Beacon
                             1        9866     44088      Cornerstone-Ada
                             1        2340      7787      F.E. Hargraves-Minden
                             1        2186      7790      LGI #1
                             1        2456      7046      McCormick
                             1        2457      7788      Minden-Hunt
                             1        2459     11259      Minden Pan-Am #1
                             1        9819     43554      Nelson-Sibley
                             1        9461     43555      Olin-McGoldrick
                             1        2760     38250      Sligo Plant
                             1        9834     49082      Texaco-Athens

     Sharon                  1        2145     38281      Claiborne
                             1        9439    185980      Energy Management-Antioch
                             1        2010      7795      Fina Oil-HICO
                             1        9818      7789      PGC-Bodcaw
                             1        2757      7792      Texas Eastern-Sharon

     Sharon-East             1        9418    171295      Associated-Calhoun
                             1        2631     38310      Calhoun Plant
                             1        2632     38300      Dubach
                             1        2202    144066      Ergon-Monroe
                             1        8760      9334      Lonewa
                             1        8020      9217      MRT-Bastrop
                             1        9302      9335      Munce
                             1        9812     43556      Par Minerals/Downsville
                             1        9823     43559      Reliance-Bernice
                             1        2612     10799      Reliance-West Monroe
                             1        2634      9339      Southwest-Guthrie


EAST
     Bosco-Eunice           SL        2015      6512      Amerada Hess
                            SL        2016      6513      Amerada Hess-South Lewisburg
                            SL        2385      6517      D.B. McClinton #1
                            SL        9844      6507      Germany Oil-Church Point
                            SL        2288      6508      Great Southern-Mowata #2
                            SL        9804      6545      Great Southern-Mowata #3
                            SL        8142      6549      Ritchie
                            SL        2740      6499      Superior-Pure

                                     A-I-1


                                      TGT
                                     Meter
Lateral   Segment          Zone       No.      DRN             Supply Point
--------------------------------------------------------------------------------
SOUTHEAST
     Blk. 8-Morgan City     SL        2198     10590      Bois D'Arc
                            SL        9142    140570      Bois D'Arc-Pelican Lake
                            SL        2109     31917      Chevron-Block 8
                            SL        2638     31567      Coon Point
                            SL        2845     10588      Lake Pagie
                            SL        2460     43557      Peltex Deep Saline #1
                            SL        2480     31554      S.S. 41
                            SL        9471     43569      Sohio
                            SL        2755     10587      Texaco-Bay Junop
                            SL        9836     10595      Texaco-Dog Lake
                            SL        2463     43572      Toce Oil
                            SL        9883     10591      Zeit-Lake Pagie

     Henry-Lafayette        SL        8190     10902      Faustina-Henry
                            SL        2790     42612      Henry Hub

     Lafayette-Eunice       SL        2125      8741      California Co.-North Duson
                            SL        2138      6500      California Co.-South Bosco #2
                            SL        2389      8737      Duson
                            SL        9837     43488      Excel-Judice
                            SL        2601      8732      Fina Oil-Anslem Coulee
                            SL        8040      6525      Florida
                            SL        2290      6544      Gulf Transport-Church Pt.
                            SL        9906     38741      Quintana-South Bosco
                            SL        9005      6538      Rayne-Columbia Gulf
                            SL        8067      8736      South Scott
                            SL        2810      8738      Tidewater-North Duson
                            SL        8051      8727      Youngsville


     Maurice-Freshwater     SL        9501    204880      Araxas-Abbeville
                            SL        2147     10898      CNG-Hell Hole Bayou
                            SL        2203     10890      Deck Oil-Perry/Hope
                            SL        9160    140571      LLOG-Abbeville
                            SL        2394     10906      LRC-Theall
                            SL        9800     43550      May Petroleum
                            SL        2748    127418      Parc Perdue
                            SL        2749     10896      Parc Perdue 2
                            SL        9830     43558      R&R Res-Abbeville
                            SL        9434    171296      Southwestern-Perry
                            SL        2706     40933      Sun Ray
                            SL        9422    160243      UNOCAL-Freshwater Bayou
                            SL        2840     10900      UNOCAL-N. Freshwater Bayou

     Morgan City-Lafayette  SL        2064     43425      Amoco-Charenton
                            SL        9173     10277      ANR-Calumet (Rec.)
                            SL        9803     38341      Atlantic
                            SL        9809     43733      B.H. Petroleum-S.E. Avery
                            SL        9881     80583      Bridgeline-Berwick
                            SL        2085     10270      British American-Ramos
                            SL        9412    185979      Equitable-Lake Peigneur
                            SL        9047      8223      Florida Gas-E.B. Pigeon
                            SL        2454      8215      FMP/Bayou Postillion

                                      A-I-2

                                      TGT
                                     Meter
Lateral   Segment          Zone       No.       DRN            Supply Point
--------------------------------------------------------------------------------
SOUTHEAST (Cont.)           SL        8059     10279      Franklin
                            SL        9437    171297      Hunt Oil-Taylor Point
                            SL        9502    211243      Hunt Oil-East Taylor Point
                            SL        9854     43546      Linder Oil-Bayou Penchant
                            SL        9853     60164      Linder Oil-Garden City
                            SL        2189     43561      Rutledge Deas
                            SL        2636      8240      Shell-Bayou Pigeon
                            SL        8149      8235      SONAT-East Bayou Pigeon
                            SL        2035     10264      Southwest-Jeanerette
                            SL        9895     59632      Texaco-Bayou Sale
                            SL        8205     10272      Transco-Myette Point
                            SL        9829     10263      Trunkline-Centerville

     Thibodaux-Morgan City  SL        2250     33435      A. Glassell-Chacahoula
                            SL        2335    186009      Amoco-North Rousseau
                            SL        2835      6912      Lake Palourde
                            SL        9873      8875      Linder Oil-Chacahoula
                            SL        9175    124990      LLOG-Chacahoula

                            SL        9847     43636      LRC-Choctaw
                            SL        2440      8877      Magna-Chacahoula #1
                            SL        2445      8878      Magna-St. John #2
                            SL        2470     60191      Patterson-Chacahoula
                            SL        2135     10145      Simon Pass
                            SL        9481    144064      Transco-Thibodaux

SOUTH
     Egan-Eunice            SL        9003     38233      Egan
                            SL        9415    171298      Tejas Power-Egan

SOUTHWEST
     East Cameron-Lowry     SL        2581     30074      E.C. 14
                            SL        2033     43548      Little Cheniere-Arco
                            SL        2034     43549      Little Cheniere-Linder
                            SL        2392      7561      LRC-Grand Cheniere

     Lowry-Eunice           SL        9843    156905      Mobil-Lowry
                            SL        9446      7580      NGPL-Lowry
                            SL        2437    149325      ENOGEX/NGPL Tap Washita
                            SL        9169    149326      TEX SW/NGPL Washita
                            SL        9171    149313      Transok/NGPL Inter #2 Beckham
                            SL        9170    149321      Transok/NGPL Inter #2 Custer
                            SL        9172    149329      Transok/NGPL Waggs Wheeler

WEST
     Iowa-Eunice            SL        9507     21777      Camex-China
                            SL        8170      8613      Iowa
                            SL        9445      8617      Kilroy Riseden-Woodlawn

     Mallard Bay-Woodlawn   SL        2140      8610      California Co.-South Thornwell
                            SL        2615      7585      Caroline Hunt Sands-S. Thornwell
                            SL        2207     60169      Franks Petroleum-Chalkley
                            SL        9028     43506      Gas Energy Development-Hayes
                            SL        2355     81054      Humble-Chalkley
                            SL        2383      7567      IMC Wintershall-Chalkley



                                      A-I-3

                                      TGT
                                     Meter
Lateral   Segment          Zone       No.       DRN            Supply Point
--------------------------------------------------------------------------------

WEST (Cont.)                SL        8071      7571      LRC-Mallard Bay
                            SL        9828      8585      Riverside-Lake Arthur

                            SL        2635    107453      Shell-Chalkley
                            SL        2822      7586      Superior-S. Thornwell
                            SL        2885      8603      Union Texas-Welsh

W.C. 294
     Entering at ANR-       SL        9026     29497      W.C. 167/132
      Eunice                SL        9136     55151      W.C. 167/Near Shore
                            SL        9440    186036      W.C. 293/306A
                            SL        9396     60204      W.C. 293/H.I. 120/H.I. 120-128
                            SL        9383     43734      W.C. 293/H.I. 167/H.I. 167-166
                            SL        2838     29693      W.C. 294

HIOS
     Offshore Points
     entering at ANR-Eunice                               H.I. 247
                            SL        2868     33213      H.I. A-247/A-244A/A-231
                            SL        9176    154807      H.I. A-247/A-245
                            SL        9135     41343      W.C. 167/HIOS Mainline

                                                          H.I. 283
                            SL        9894     49103      H.I. A-283/A-283A
                            SL        9487    197839      H.I. A-283/A-443
                            SL        2855     33296      H.I. A-285/A-282

                                                          H.I. 303
                            SL        2858     43524      H.I. A-302A/A-303

                                                          H.I. 323
                            SL        9468     21334      H.I. A-323

                                                          H.I. 343
                            SL        9467     21339      H.I. A-343/A-355

                                                          H.I. A-345
                            SL        2863     33293      H.I. A-334A/A-335
                            SL        9327     43529      H.I. A-345/A-325A

                                                          H.I. A-498
                            SL        2529    197837      H.I. A-498/A-451
                            SL        2536    197838      H.I. A-498/A-462/Various
                            SL        2534     60171      H.I. A-498/A-489
                            SL        2533     60173      H.I. A-498/A-489/A-474
                            SL        2535     60174      H.I. A-498/A-489/A-499
                            SL        9371     60175      H.I. A-498/A-490
                            SL        2856     43723      H.I. A-498/A-517

                                                          H.I. A-539
                            SL        2537     60177      H.I. A-539/A-480
                            SL        9365     60178      H.I. A-539/A-511
                            SL        9508    216653      H.I. A-539/A-528
                            SL        9376     54856      H.I. A-539/A-532
                            SL        9328     60179      H.I. A-539/A-550


                                     A-I-4


                                      TGT
                                     Meter
Lateral   Segment          Zone        No.     DRN             Supply Point
--------------------------------------------------------------------------------
HIOS (Cont.)                SL        9901     81051      H.I. A-539/A-552/A-551
                            SL        9889     49104      H.I. A-539/A-552/A-553
                            SL        2539     60181      H.I. A-539/A-567
                            SL        9380     60182      H.I. A-539/A-568

                                                          H.I. 546
                            SL        9466     21336      H.I. A-546/A-548/A-545

                                                          H.I. A-555
                            SL        2857     36875      H.I. A-531A
                            SL        2861     43122      H.I. A-536C
                            SL        2862     43123      H.I. A-537B
                            SL        9127     54854      H.I. A-537B/A-537D/A-556
                            SL        9308     60183      H.I. A-555
                            SL        9125     54858      H.I. A-555/A-537D/A-556
                            SL        9887     49105      H.I. A-555/A-557A/A-556

                                                          H.I. A-573
                            SL        9909     60369      H.I. A-573/A-384/G B 224
                            SL        2859     43531      H.I. A-573B Complex
                            SL        2542     43721      H.I. A-595CF Complex

                                                          H.I. A-582
                            SL        9165    111967      H.I. A-582/A-561A
                            SL        9469    221329      H.I. A-582/A-563/A-564
                            SL        9470    221328      H.I. A-582/A-582C
                            SL        9133     49106      H.I. A-582/E.B. 110
                            SL        9377     49107      H.I. A-582/E.B. 160/Various
                            SL        9134     81052      H.I. A-582/E.B. 165

MAINLINE
     Bastrop-North           3        8082      6463      ANR-Slaughters
                             3        2061      4308      Bee-Hunter
                             3        2072      6385      Blair
                             4        1229    108797      Cincinnati Gas and Electric Co.
                             2        8124     41187      Dyersburg
                             3        9459    186011      Gibbs-Henderson
                             3        9432    186010      Har-Ken/Austin Jennings #1
                             3        9530      6461      Har-Ken/Murray
                             1        9303      1484      Helena #2
                             4        1433    140534      Indiana Utilities Corporation
                             4        1489    132837      Lawrenceburg Gas Company

                             4        1715     16281      Lebanon-Columbia
                             4        1247     16283      Lebanon-Congas
                             4        1859     16284      Lebanon-Texas Eastern
                             3        9527     44100      Liberty-South Hill
                             1        1600    132977      Memphis Light, Gas and Water Division
                             3        8073      6134      Midwestern-Whitesville
                             1        3801    134577      Pooling Receipt-Zone 1
                             3        9525      6447      Pride Energy No. 1
                             3        9141    107451      Reynolds-Narge Creek
                             3        5800    128355      Slaughters-Storage Complex (Withdraw)
                             3        1810    132845      Southern Indiana Gas and Electric Co.

                                     A-1-5



                                      TGT
                                     Meter
Lateral   Segment          Zone       No.      DRN             Supply Point
--------------------------------------------------------------------------------

MAINLINE (Cont.)             4        1872    125662      Union Light, Heat and Power Co.
                             3        9404     40221      United Cities-Barnsley
                             2        1885    132856      Western Kentucky Gas Company
                             3        1906    108800      Western Kentucky Gas Company
                             3        1912     21778      Western Kentucky Gas Company
                             4        1981    132852      Western Kentucky Gas Company

     Eunice-Zone SL/1 Line  SL        9035      6519      ANR-Eunice
                            SL        9084    105453      Bayou Pompey
                            SL        8107      8120      Evangeline
                            SL        8046      8121      Mamou
                            SL        3800    124803      Pooling Receipt-Zone SL
                            SL        3900    154805      SL Lateral Terminus

     Zone SL/1 Line-Bastrop  1        2020     44085      Arkla-Perryville
                             1        9870     44087      Channel Explo.-Chicksaw Creek
                             1        9826      9332      Delhi-Ewing
                             1        2361      9321      Guffey-Millhaven
                             1        9814     43538      Hogan-Davis Lake
                             1        8063      9670      Pineville (LIG)
                             1        2648      9214      Spears
                             1        9832     43414      Wintershall-Clarks

                                     A-I-6

                             CONTRACT NO. T11378
                        Contract Demand 90,000 MMBtu/D


                                 EXHIBIT "B"
                             POINT(S) OF DELIVERY
                                    ZONE 4


Meter                                                                             MAOP       MDP*
 No.    DRN       Name and Description                            Facilities     (psig)     (psig)
--------------------------------------------------------------------------------------------------
                  Columbia Gas Transmission Corporation
1715    16281     LEBANON-COLUMBIA - S9, T3, R4, Warren              (1)          670         500
                  County, OH



NOTE: SEE ATTACHED STANDARD FACILITIES KEY FOR EXPLANATION OF FACILITIES.
      *MINIMUM DELIVERY PRESSURE

                             Contract No. T-11378
                                          -------
                             Firm Transportation
                                  Agreement
                                  Exhibit C
                           Supply Lateral Capacity

                          Union Pacific Fuels, Inc.


                                                        Preferential Rights
                                                                MMBtu/d


      Supply Lateral                                    Winter          Summer
                                                        ------          ------


Zone 1 Supply Lateral(s)
--------------------------------
North Louisiana Leg:                                     17,972          17,972
                                          -------------------------------------

                   Total Zone 1:                         17,972          17,972


Zone SL Supply Lateral(s)
--------------------------------
East Leg:                                                   231             231

Southeast Leg:                                           20,482          20,482

South Leg:                                               11,573          11,573

Southwest Leg:                                           11,447          11,447

West Leg:                                                13,208          13,208

WC-294:                                                   3,714           3,714

HIOS:                                                    16,773          16,773
                                          -------------------------------------
                   Total Zone SL:                        77,428          77,428
                                          -------------------------------------
                   Grand Total:                          95,400          95,400
                                          =====================================


Effective Date: November 1, 1997

                            STANDARD FACILITIES KEY

(1) Measurement facilities are owned, operated, and maintained by Texas Gas Transmission Corporation.

(2) Measurement facilities are owned, operated, and maintained by ANR Pipeline Company.

(3) Measurement facilities are owned, operated, and maintained by Arkansas Louisiana Gas Company.

(4) Measurement facilities are owned by Texas Gas Transmission Co rporation and operated and maintained by Kerr-McGee Corporation.

(5) Measurement facilities are owned, operated, and maintained by Koch Gateway Pipeline Company.

(6) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Delhi Gas Pipeline Corporation.

(7) Measurement facilities are owned, operated, and maintained by Kerr-McGee Corporation.

(8) Measurement facilities are owned, operated, and maintained by Louisiana Intrastate Gas Corporation.

(9) Measurement facilities are owned, operated, and maintained by Trunkline Gas Company.

(10) Measurement facilities are owned, operated, and maintained by Columbia Gulf Transmission Company.

(11) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Columbia Gulf Transmission Company.

(12) Measurement facilities are owned, operated, and maintained by Florida Gas Transmission Company.

(13) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by ANR Pipeline Company.

(14) Measurement facilities are owned by Champlin Petroleum Company and operated and maintained by ANR Pipeline Company.

(15) Measurement facilities are owned by Transcontinental Gas Pipe Line Corporation and operated and maintained by ANR Pipeline Company.

(16) Measurement facilities are jointly owned by others and operated and maintained by ANR Pipeline Company.


(17) Measurement facilities are owned by Koch Gateway Pipeline Company and operated and maintained by ANR Pipeline Company.

(18) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Texas Eastern Transmission Corporation.

(19) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Natural Gas Pipeline Company of America.

(20) Measurement facilities are owned by Louisiana Intrastate Gas Corporation and operated and maintained by Texas Gas Transmission Corporation.

(21) Measurement facilities are owned, operated, and maintained by Texas Eastern Transmission Corporation.

(22) Measurement facilities are owned by Kerr-McGee Corporation and operated and maintained by ANR Pipeline Company.

(23)     Measurement facilities are operated and maintained by ANR Pipeline
         Company.

(24) Measurement facilities are owned, operated, and maintained by Transcontinental Gas Pipe Line Corporation.

(25) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Tennessee Gas Pipeline Company.

(26) Measurement facilities are owned, operated, and maintained by Northern Natural Gas Company.

(27) Measurement facilities are owned and maintained by Faustina Pipeline Company and operated by Texas Gas Transmission Corporation.

(28) Measurement facilities are owned by Samedan and operated and maintained by ANR Pipeline Company.

(29) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by CNG Producing.

(30) Measurement facilities are owned, operated, and maintained by Devon Energy Corporation.

(31) Measurement facilities are owned by Total Minatome Corporation and operated and maintained by Texas Gas Transmission Corporation.

(32) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Trunkline Gas Company.


(33) Measurement facilities are owned by Linder Oil Company and operated and maintained by Texas Gas Transmission Corporation.

(34) Measurement facilities are owned, operated, and maintained by Mississippi River Transmission Corporation.

(35)     Measurement facilities are owned, operated, and maintained by Texaco
         Inc.

(36) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Louisiana Resources Company.

(37) Measurement facilities are owned, operated, and maintained by Louisiana Resources Company.

(38) Measurement facilities are owned by Oklahoma Gas Pipeline Company and operated and maintained by ANR Pipeline Company.

(39) Measurement and interconnecting pipeline facilities are owned and maintained by Louisiana Resources Company. The measurement facilities are operated and flow controlled by Texas Gas Transmission Corporation.

(40) Measurement facilities are owned by Hall-Houston and operated and maintained by ANR Pipeline Company.

(41) Measurement facilities are owned, operated, and maintained as specified in Exhibit "B".

(42) Measurement facilities are owned by Enron Corporation and operated and maintained by Texas Gas Transmission Corporation.

(43) Measurement facilities are owned by United Cities Gas Company and operated and maintained by TXG Engineering, Inc.

(44) Measurement facilities are owned, operated, and maintained by NorAm Gas Transmission Company.

(45) Measurement facilities are owned by Falcon Seaboard Gas Company and operated and maintained by Texas Gas Transmission Corporation.

(46) Measurement facilities are owned by ANR Pipeline Company and operated and maintained by High Island Offshore System.

(47) Measurement facilities are owned by Forest Oil Corporation, et al., and operated and maintained by Tenneco Gas Transportation Company.

(48) Measurement facilities are owned by PSI, Inc., and operated and maintained by ANR Pipeline Company.


(49) Measurement facilities are owned, operated, and maintained by Tennessee Gas Pipeline Company.

(50) Measurement facilities are owned, operated, and maintained by Colorado Interstate Gas Company.

(51) Measurement facilities are owned by Producer's Gas Company and operated and maintained by Natural Gas Pipeline Company of America.

(52) Measurement facilities are owned by Zapata Exploration and operated and maintained by ANR Pipeline Company.

(53) Measurement facilities are jointly owned by Amoco, Mobil, and Union; operated and maintained by ANR Pipeline Company.

(54) Measurement facilities are owned, operated, and maintained by VHC Gas Systems, L.P.

(55) Measurement facilities are owned by Walter Oil and Gas and operated and maintained by Columbia Gulf Transmission Company.

(56) Measurement facilities are operated and maintained by Natural Gas Pipeline Company of America.

(57) Measurement facilities are operated and maintained by Texas Gas Transmission Corporation.

(58) Measurement facilities are operated and maintained by Tennessee Gas Pipeline Company.

(59) Measurement facilities are operated and maintained by Columbia Gulf Transmission Company.

(60) Measurement facilities are owned, operated, and maintained by Midwestern Gas Transmission Company.

(61) Measurement facilities are owned, operated, and maintained by Western Kentucky Gas Company.

(62) Measurement facilities are owned by Egan Hub Partners, L. P., and operated and maintained by Texas Gas Transmission Corporation.